UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22328

Columbia Seligman Premium Technology Growth Fund, Inc.

(Exact name of registrant as specified in charter)

225 Franklin Street,

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Scott R. Plummer

5228 Ameriprise Financial Center

Minneapolis, MN 55474

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

December 31, 2016

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND

Under the Fund’s managed distribution policy and subject to the approval of the Fund’s Board of Directors (the Board), the Fund expects to make quarterly cash distributions (in February, May, August and November) to holders of common stock. The Fund’s most recent distribution (February 28, 2017) amounted to $0.4625 per share, which is equal to a quarterly rate of 2.3125% (9.25% annualized) of the $20.00 offering price in the Fund’s initial public offering in November 2009. This distribution is equal to a quarterly rate of 2.3406% (9.36% annualized) of the Fund’s market price of $19.76 per share as of January 31, 2017. You should not draw any conclusions about the Fund’s investment performance from the amount of the distribution or from the terms of the Fund’s distribution policy. Historically, the Fund has distributed more than its income and net realized capital gains, which has resulted in Fund distributions substantially consisting of return of capital or other capital source. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. As of the payment date of the most recent distribution, all Fund distributions paid in 2016 (as estimated by the Fund based on current information) are from the earnings and profits of the Fund and not a return of capital. This could change during the remainder of the year. The Fund’s Board may determine in the future that the Fund’s managed distribution policy and the amount or timing of the distributions should not be continued in light of changes in the Fund’s portfolio holdings, market or other conditions or factors, including that the distribution rate under such policy may not be dependent upon the amount of the Fund’s earned income or realized capital gains. The Board could also consider amending or terminating the current distribution policy because of potential adverse tax consequences associated with maintaining the policy. In certain situations, returns of capital could be taxable for federal income tax purposes, and all or a portion of the Fund’s capital loss carryforwards from prior years, if any, could effectively be forfeited. The Board may amend or terminate the Fund’s distribution policy at any time without prior notice to Fund stockholders; any such change or termination may have an adverse effect on the market price of the Fund’s shares.

See Notes to Financial Statements for additional information related to the Fund’s managed distribution policy.

Annual Report 2016

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND

LETTER TO THE STOCKHOLDERS

Dear Stockholders,

We are pleased to present the annual stockholder report for Columbia Seligman Premium Technology Growth Fund (the Fund). The report includes the Fund’s investment results, a discussion with the Fund’s portfolio managers, the portfolio of investments and financial statements as of December 31, 2016.

The Fund’s common shares (Common Stock) returned 17.18% at market price and 15.29% at net asset value, for the 12 months ended December 31, 2016. The Fund outperformed its benchmark, the S&P North American Technology Sector Index, which returned 13.56% over the same period.

During 2016, the Fund paid four distributions, in accordance with its managed distribution policy, that aggregated to $1.85 per share of Common Stock of the Fund. In October 2010, the Fund received exemptive relief from the Securities and Exchange Commission that permits the Fund to make periodic distributions of long-term capital gains more often than once in any one taxable year. Unless you elected otherwise, distributions were paid in additional shares of the Fund.

On April 19, 2017, the Fund will hold its 7th Annual Meeting of Stockholders in Minneapolis, MN.

Information about the Fund, including daily pricing, current performance, Fund holdings, stockholder reports, distributions and other information can be found at investor.columbiathreadneedleus.com under the Closed-End Funds tab.

On behalf of the Board, I would like to thank you for your continued support of Columbia Seligman Premium Technology Growth Fund.

Best regards,

William A. Hawkins

Chairman of the Board

For more information, go online to investor.columbiathreadneedleus.com; or call American Stock Transfer & Trust Company, LLC, the Fund’s Stockholder Servicing Agent, at 866.666.1532. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

Annual Report 2016

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND

PERFORMANCE OVERVIEW

Performance Summary

∎	Columbia Seligman Premium Technology Growth Fund (the Fund) Common Stock returned 17.18% at market price and 15.29% at net asset value for the 12-month period ended December 31, 2016.

∎	The Fund outperformed its benchmark, the S&P North American Technology Sector Index, which returned 13.56% over the same period.

∎	A combination of favorable stock selection and industry allocations aided the Fund’s performance advantage relative to the benchmark.

Average Annual Total Returns (%) (for period ended December 31, 2016)
	Inception	1 Year	5 Years	Life
Market Price	11/24/09	17.18	16.05	10.34
Net Asset Value	11/30/09	15.29	12.80	10.25
S&P North American Technology Sector Index		13.56	17.41	14.69

Life total return for market price is based on the initial offering price on November 24, 2009, which was $20.00 per share.

Life total return for net asset value (NAV) is from the opening of business on November 30, 2009 and includes the 4.50% initial sales load. The NAV price per share of the Fund’s Common Stock at inception was $19.10.

Index inception return is calculated from 11/30/2009.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than the original cost. For current month-end performance information, please visit investor.columbiathreadneedleus.com.

Returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of distributions. Returns do not reflect the deduction of taxes that investors may pay on distributions or the sale of shares.

The S&P North American Technology Sector Index is an unmanaged modified capitalization-weighted index based on a universe of technology-related stocks.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Price Per Share
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Market Price ($)	18.74	18.60	16.58	18.00
Net Asset Value ($)	17.78	17.82	16.22	17.22

Distributions Paid Per Common Share
Payable Date	Per Share Amount ($)
February 23, 2016	0.4625
May 24, 2016	0.4625
August 23, 2016	0.4625
November 22, 2016	0.4625

The net asset value of the Fund’s shares may not always correspond to the market price of such shares. Common stock of many closed-end funds frequently trade at a discount from their net asset value. The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the Fund.

Annual Report 2016	3

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Paul Wick

Braj Agrawal

Jeetil Patel

Christopher Boova

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at December 31, 2016)
Lam Research Corp.	9.2
Broadcom Ltd.	7.3
Apple, Inc.	5.8
Qorvo, Inc.	5.1
Teradyne, Inc.	4.2
Synopsys, Inc.	3.8
Alphabet, Inc., Class C	3.3
NXP Semiconductors NV	3.3
Visa, Inc., Class A	3.2
Maxim Integrated Products, Inc.	3.1

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12-month period that ended December 31, 2016, shares of Columbia Seligman Premium Technology Growth Fund (the Fund) returned 17.18% at market price and 15.29% at net asset value. The Fund outperformed its benchmark, the S&P North American Technology Sector Index, which returned 13.56%. A combination of favorable stock selection and industry allocations aided the Fund’s performance advantage relative to the benchmark. Stock selection in the software and communications equipment industries plus an underweight in internet software and services combined to produce superior gains. Exposure to technology-related consumer services also generated strong results. There were few big disappointments during the period. However, both stock selection and a significant underweight in electronic equipment instruments and components hampered relative returns. Lack of exposure to some of the industry’s top performers detracted from results.

Global Markets Posted Mixed Results

Global events, political uncertainty and mixed economic data were enough to keep investors off balance in 2016, as financial markets moved sharply in reaction to each significant change on the world stage. Early in the year, concerns about U.S. monetary policy, China and oil rattled the equity markets and drove stock prices downward. After a swift March rebound, the U.S. stock market fell again in the early summer in reaction to the U.K. vote to exit the European Union, and U.S. Treasury yields also plummeted. Once again, the markets rebounded but investors retreated in the third quarter in reaction to mixed economic data and uncertainty surrounding the U.S. Presidential race. Following the November election and with mostly unanimously positive economic data, stocks moved mostly higher in the fourth quarter to keep an eight-year bull market alive. In the United States, steady job growth drove unemployment down, corporate earnings growth picked up, manufacturing activity accelerated, and the price of oil stabilized. Growth was lackluster in developed foreign market countries. In Europe and Japan, GDP advanced less than 1% for the year. China expanded at an estimated pace of 7.5%, in line with expectations, while most emerging markets struggled with volatile international capital flows and currency fluctuations. South American economies contracted.

In December 2016, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a point to between 0.50% and 0.75%, its first such move in a year. The Fed’s action had been widely anticipated and had little or no impact on the financial markets when it occurred. The Fed indicated that it would continue to monitor inflation and the job market in considering future rate hikes.

Against this backdrop, the S&P 500 Index, a broad measure of U.S. stock market performance, rose 11.96%. The MSCI EAFE Index (Net), a broad measure of performance in developed markets outside the United States, rose just 1.00% for the year. Technology stocks were among the top global sectors for the year, despite a post-U.S. election downdraft in the fourth quarter of 2016.

Contributors and Detractors

In the software industry, a substantial position in Synopsys, a leader in the electronic design automation industry, logged a significant gain and

4	Annual Report 2016

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

contributed to Fund results against the benchmark. Synopsys reported higher revenues from a range of products and services. After a long period of sizeable gains, we no longer believe the stock is undervalued. As a result, we reduced the Fund’s position and took some profits in Synopsys. However, it remained overweight relative to the benchmark on our belief that the company still has good prospects and a solid management team. An overweight in TiVo was another top performer in software. During the period, Rovi, which changed its name to TiVo after it acquired the program guide company, won an important IP renewal with Dish Networks. We believe the combined company has the potential to achieve significant earnings gains from cost synergies. In the internet software and services industry, underweights in Alphabet (Google) and Facebook — and no exposure to LinkedIn and Twitter among others, aided relative results as the industry underperformed for the period.

In the communications equipment industry, overweights in F5 Networks and Arista Networks were positive for the year. Robust spending by web data centers and large telecommunications and cable service providers aided networking companies such as F5 Networks and Arista Networks, which continued to benefit from the migration to cloud computing. F5 exceeded earnings expectations in three of the past four quarters. Its shares enjoyed a particularly strong rise in the fourth quarter.

Elsewhere in the portfolio, long-time holding LifeLock is being acquired by Symantec at a healthy premium, which made a solid contribution to performance. The Fund did well to have practically no exposure to the internet and direct marketing retail industry, which underperformed for the year.

Call Options Detracted from Returns

In addition to the Fund’s holdings in technology and technology-related companies, we seek to cushion downside volatility and produce current income by writing call options on the NASDAQ 100 on a month-to-month basis, typically ranging from 25% to 90% of the underlying value of the Fund’s holdings of common stock. For the year, the NASDAQ 100 Index, a measure of the 100 largest non-financial companies listed on the NASDAQ, rose approximately 7.27%. In this environment, the Fund’s option overwriting strategy detracted from returns.

Portfolio Breakdown (%) (at December 31, 2016)
Common Stocks	97.7
Money Market Funds	2.3
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Equity Sector Breakdown (%) (at December 31, 2016)
Consumer Discretionary	0.8
Information Technology	99.1
Telecommunication Services	0.1
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Investment Risks

The market prices of technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks may also be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. Technology-related companies are often smaller and less experienced and may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets. The Fund’s use of derivatives introduces risks possibly greater than the risks associated with investing directly in the investments underlying the derivatives. A relatively small price movement in an underlying investment may result in a substantial gain or loss.

Annual Report 2016	5

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND

FUND OBJECTIVES AND RULES-BASED OPTION STRATEGY

(Unaudited)

The Fund’s investment objectives are to seek growth of capital and current income. Under normal market conditions, the Fund’s investment program will consist primarily of (i) investing in a portfolio of equity securities of technology and technology-related companies that seeks to exceed the total return, before fees and expenses, of the S&P North American Technology Sector Index and (ii) writing call options on the NASDAQ 100 Index®, an unmanaged index that includes the largest and most active non-financial domestic and international companies listed on the Nasdaq Stock Market, or its exchange-traded fund equivalent (the NASDAQ 100) on a month-to-month basis, with an aggregate notional amount typically ranging from 0% to 90% of the underlying value of the Fund’s holdings of Common Stock. The Fund expects to generate current income from premiums received from writing call options on the NASDAQ 100. The Fund may also buy or write other call and put options on securities, indices, ETFs and market baskets of securities to generate additional income or return or to provide the portfolio with downside protection.

The Fund uses a rules-based call option writing strategy on the NASDAQ 100 Index®, an unmanaged index that includes the largest and most active nonfinancial domestic and international companies listed on the Nasdaq Stock Market, or its exchange-traded fund equivalent (NASDAQ 100) on a month-to-month basis with an aggregate notional amount ranging from 0% to 90% of the underlying value of the Fund’s holdings of common stock (the Rules-based Option Strategy). The Fund’s Rules-based Option Strategy with respect to writing call options is as follows:

When the VXN Index(a) is:	Aggregate Notional Amount of Written Call Options as a Percentage of the Fund’s Holdings in Common Stocks
17 or less	25%
Greater than 17, but less than 18	Increase up to 50%
At least 18, but less than 33	50%
At least 33, but less than 34	Increase up to 90%
At least 34, but less than 55	90%
At 55 or greater	0% to 90%

(a)	The VXN Index is a leading barometer of investor sentiment and market volatility relating to the NASDAQ 100 Index.

In addition to the Rules-based Option Strategy, the Fund may write additional calls with aggregate notional amounts of up to 25% of the value of the Fund’s holdings in common stocks (to a maximum of 90% when aggregated with the call options written pursuant to the Rules-based Option Strategy) when call premiums are attractive relative to the risk of the price of the NASDAQ 100. The Fund may also close (or buy back) a written call option if the Investment Manager believes that a substantial amount of the premium (typically, 70% or more) to be received by the Fund has been captured before exercise, potentially reducing the call position to 0% of total equity until additional calls are written.

6	Annual Report 2016

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND

PORTFOLIO OF INVESTMENTS

December 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 98.1%
Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 0.7%
Internet & Direct Marketing Retail 0.7%

Priceline Group, Inc. (The)(a)	1,400	2,052,485

Total Consumer Discretionary		2,052,485

INFORMATION TECHNOLOGY 97.3%
Communications Equipment 5.1%

Acacia Communications, Inc.(a)	21,900	1,352,325

Arista Networks, Inc.(a)	37,069	3,587,167

Arris International PLC(a)	91,978	2,771,297

CommScope Holding Co., Inc.(a)	10,311	383,569

Finisar Corp.(a)	74,400	2,252,088

Palo Alto Networks, Inc.(a)	28,500	3,563,925

Total		13,910,371

Internet Software & Services 8.8%

Alphabet, Inc., Class A(a)	9,800	7,766,010

Alphabet, Inc., Class C(a)	11,524	8,894,454

eBay, Inc.(a)	107,500	3,191,675

Facebook, Inc., Class A(a)	35,200	4,049,760

Total		23,901,899

IT Services 6.0%

Computer Sciences Corp.	24,200	1,437,964

Euronet Worldwide, Inc.(a)	10,465	757,980

Fidelity National Information Services, Inc.	24,500	1,853,180

Travelport Worldwide Ltd.	265,712	3,746,539

Visa, Inc., Class A	111,600	8,707,032

Total		16,502,695

Semiconductors & Semiconductor Equipment 49.4%

Advanced Energy Industries, Inc.(a)	19,199	1,051,145

Applied Materials, Inc.	142,500	4,598,475

Broadcom Ltd.	110,800	19,586,116

Cavium, Inc.(a)	129,000	8,054,760

Integrated Device Technology, Inc.(a)	83,400	1,964,904

KLA-Tencor Corp.	38,652	3,041,139

Lam Research Corp.	234,162	24,757,948

Lattice Semiconductor Corp.(a)	847,416	6,236,982

Maxim Integrated Products, Inc.	212,399	8,192,230

Mellanox Technologies Ltd.(a)	41,100	1,680,990

NXP Semiconductors NV(a)	89,320	8,754,253

ON Semiconductor Corp.(a)	347,700	4,436,652

Qorvo, Inc.(a)	256,948	13,548,868

QUALCOMM, Inc.	29,000	1,890,800

Skyworks Solutions, Inc.	102,318	7,639,062

Common Stocks (continued)
Issuer	Shares	Value ($)
Synaptics, Inc.(a)	152,441	8,167,789

Teradyne, Inc.	442,688	11,244,275

Total		134,846,388

Software 16.2%

Adobe Systems, Inc.(a)	6,600	679,470

Check Point Software Technologies Ltd.(a)	35,700	3,015,222

CyberArk Software Ltd.(a)	30,607	1,392,619

Fortinet, Inc.(a)	154,000	4,638,480

Microsoft Corp.	44,800	2,783,872

Nuance Communications, Inc.(a)	431,007	6,422,004

Oracle Corp.	68,100	2,618,445

Salesforce.com, Inc.(a)	45,300	3,101,238

Splunk, Inc.(a)	23,900	1,222,485

Synopsys, Inc.(a)	174,289	10,258,651

Tableau Software, Inc., Class A(a)	22,542	950,145

TiVo Corp.(a)	342,900	7,166,610

Zynga, Inc., Class A(a)	47,300	121,561

Total		44,370,802

Technology Hardware, Storage & Peripherals 11.8%

Apple, Inc.	133,900	15,508,298

CPI Card Group, Inc.	159,900	663,585

Electronics for Imaging, Inc.(a)	106,104	4,653,721

Hewlett Packard Enterprise Co.	183,000	4,234,620

Western Digital Corp.	107,300	7,291,035

Total		32,351,259

Total Information Technology		265,883,414

TELECOMMUNICATION SERVICES 0.1%
Diversified Telecommunication Services 0.1%

Ooma, Inc.(a)	30,887	277,983

Total Telecommunication Services		277,983

Total Common Stocks
(Cost: $218,666,997)		268,213,882

Money Market Funds 2.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.594%(b)(c)	6,445,681	6,445,681

Total Money Market Funds
(Cost: $6,445,954)		6,445,681

Total Investments
(Cost: $225,112,951)		274,659,563

Other Assets & Liabilities, Net		(1,433,954)

Net Assets		273,225,609

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	7

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Notes to Portfolio of Investments

(a)	Non-income producing investment.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2016.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	7,598,373	107,260,563	(108,413,322)	340	6,445,954	32,095	6,445,681

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

∎

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

∎	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

∎	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Directors (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available,

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2016

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Common Stocks

Consumer Discretionary	2,052,485	—	—	2,052,485

Information Technology	265,883,414	—	—	265,883,414

Telecommunication Services	277,983	—	—	277,983

Total Common Stocks	268,213,882	—	—	268,213,882

Investments measured at net asset value

Money Market Funds	—	—	—	6,445,681

Total Investments	268,213,882	—	—	274,659,563

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	9

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets

Investments, at value

Unaffiliated issuers (identified cost $218,666,997)	$268,213,882

Affiliated issuers (identified cost $6,445,954)	6,445,681

Total investments (identified cost $225,112,951)	274,659,563

Receivable for:

Investments sold	274,071

Dividends	192,777

Prepaid expenses	32,842

Total assets	275,159,253

Liabilities

Payable for:

Investments purchased	1,577,308

Management services fees	238,281

Stockholder servicing and transfer agent fees	980

Compensation of board members	57,269

Stockholders’ meeting fees	4,761

Compensation of chief compliance officer	60

Other expenses	54,985

Total liabilities	1,933,644

Net assets applicable to outstanding Common Stock	$273,225,609

Represented by

Paid-in capital	$207,529,384

Excess of distributions over net investment income	(51,383)

Accumulated net realized gain	16,200,996

Unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	49,546,885

Investments — affiliated issuers	(273)

Total — representing net assets applicable to outstanding Common Stock	$273,225,609

Shares outstanding applicable to Common Stock	15,369,130

Net asset value per share of outstanding Common Stock	$17.78

Market price per share of Common Stock	$18.74

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2016

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

Net investment income

Income:

Dividends — unaffiliated issuers	$2,131,855

Dividends — affiliated issuers	32,095

Total income	2,163,950

Expenses:

Management services fees	2,734,968

Stockholder servicing and transfer agent fees	15,087

Compensation of board members	26,230

Stockholders’ meeting fees	34,428

Custodian fees	10,145

Printing and postage fees	40,484

Audit fees	33,794

Legal fees	10,224

Compensation of chief compliance officer	60

Other	102,065

Total expenses	3,007,485

Net investment loss	(843,535)

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments — unaffiliated issuers	38,314,623

Investments — affiliated issuers	340

Options contracts written	(1,141,448)

Net realized gain	37,173,515

Net change in unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	19,440

Investments — affiliated issuers	(273)

Options contracts written	(348,454)

Net change in unrealized depreciation	(329,287)

Net realized and unrealized gain	36,844,228

Net increase in net assets resulting from operations	$36,000,693

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	11

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations

Net investment loss	$(843,535)	$(647,388)

Net realized gain	37,173,515	33,817,834

Net change in unrealized depreciation	(329,287)	(10,922,533)

Net increase in net assets resulting from operations	36,000,693	22,247,913

Distributions to stockholders

Net realized gains	(28,417,154)	(28,390,455)

Total distributions to stockholders	(28,417,154)	(28,390,455)

Increase in net assets from capital stock activity	216,446	267,777

Total increase (decrease) in net assets	7,799,985	(5,874,765)

Net assets at beginning of year	265,425,624	271,300,389

Net assets at end of year	$273,225,609	$265,425,624

Excess of distributions over net investment income	$(51,383)	$(40,708)

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2016

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Distributions reinvested	13,505	216,446	15,183	267,777

Total net increase	13,505	216,446	15,183	267,777

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	13

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND

FINANCIAL HIGHLIGHTS

The Fund’s financial highlights are presented below. Per share operating performance data is designed to allow investors to trace the operating performance, on a per Common Stock share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common Stock share amounts, using average Common shares outstanding during the period.

Total return measures the Fund’s performance assuming that investors purchased Fund shares at market price or net asset value as of the beginning of the period, reinvested all their distributions, and then sold their shares at the closing market price or net asset value on the last day of the period. The computations do not reflect taxes or any sales commissions investors may incur on distributions or on the sale of Fund shares. Total returns and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended December 31,
	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$17.29	$17.69	$16.18	$15.36	$17.13

Income from investment operations:

Net investment loss	(0.05)	(0.04)	(0.07)	(0.07)	(0.08)

Net realized and unrealized gain	2.39	1.49	3.43	2.74	0.16

Total from investment operations	2.34	1.45	3.36	2.67	0.08

Less distributions to stockholders:

Net realized gains	(1.85)	(1.85)	(1.85)	(0.42)	—

Tax return of capital	—	—	—	(1.43)	(1.85)

Total distributions to Stockholders	(1.85)	(1.85)	(1.85)	(1.85)	(1.85)

Net asset value, end of period	$17.78	$17.29	$17.69	$16.18	$15.36

Market price, end of period	$18.74	$17.93	$18.93	$14.39	$14.51

Total return based upon net asset value	15.29%	8.40%	22.32%	19.02%	0.36%

Total return based upon market price	17.18%	5.05%	47.17%	12.05%	3.71%

Ratios to average net assets(a)

Total gross expenses	1.17%	1.17%	1.17%	1.17%	1.15%

Net investment loss	(0.33%)	(0.24%)	(0.41%)	(0.46%)	(0.46%)

Supplemental data

Net assets, end of period (in thousands)	$273,226	$265,426	$271,300	$247,700	$234,613

Portfolio turnover	61%	61%	60%	57%	73%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2016

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1. Organization

Columbia Seligman Premium Technology Growth Fund (the Fund) is a non-diversified fund. The Fund is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a closed-end management investment company.

The Fund was incorporated under the laws of the State of Maryland on September 3, 2009, and commenced investment operations on November 30, 2009. The Fund had no investment operations prior to November 30, 2009 other than those relating to organizational matters and the sale to Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), of 5,250 Common Stock at a cost of $100,275 on October 14, 2009. As of December 31, 2009, the Fund issued 14,300,000 shares of Common Stock, including 13,100,000 shares of Common Stock in its initial public offering and 1,200,000 shares of Common Stock purchased by the Fund’s underwriters pursuant to an over-allotment option granted to the underwriters in connection with the initial public offering. On January 13, 2010, the Fund’s underwriters purchased an additional 545,000 shares of Common Stock pursuant to the over-allotment option, resulting in a total of 14,845,000 shares of Common Stock issued by the Fund in its initial public offering, including shares purchased by the underwriters pursuant to the over-allotment option. With this closing of this additional purchase of Common Stock, the Fund’s total raise-up in its initial public offering was an aggregate of $296.9 million. The Fund has one billion authorized shares of Common Stock. The issued and outstanding Common Stock trades on the New York Stock Exchange under the symbol “STK”.

The Fund currently has outstanding Common Stock. Each outstanding share of Common Stock entitles the holder thereof to one vote on all matters submitted to a vote of the Common Stockholders, including the election of directors. Because the Fund has no other classes or series of stock outstanding, Common Stock possesses exclusive voting power. All of the Fund’s shares of Common Stock have equal dividend, liquidation, voting and other rights. The Fund’s Common Stockholders have no preference, conversion, redemption, exchange, sinking fund, or appraisal rights and have no preemptive rights to subscribe for any of the Fund’s securities.

Although the Fund has no current intention to do so, the Fund is authorized and reserves the flexibility to use leverage to increase its investments or for other management activities through the issuance of Preferred Stock and/or borrowings. The costs of issuing Preferred Stock and/or a borrowing program would be borne by Common Stockholders and consequently would result in a reduction of net asset value of Common Stock.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services —Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for

Annual Report 2016	15

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Directors, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Directors. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Derivative Instruments

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. The Fund uses a rules-based call option writing strategy on the NASDAQ 100 Index®, an unmanaged index that includes the largest and most active nonfinancial domestic and international companies listed on the Nasdaq Stock Market, or its exchange-traded fund equivalent (NASDAQ 100) on a month-to-month basis.

The Fund may also seek to provide downside protection by purchasing puts on the NASDAQ 100 when premiums on these options are considered by the Investment Manager to be low and, therefore, attractive relative to the downside protection provided.

The Fund may also buy or write other call and put options on securities, indices, ETFs and market baskets of securities to generate additional income or return or to provide the portfolio with downside protection. In this regard, options may include writing “in-” or “out-of-the-money” put options or buying or selling options in connection with closing out positions prior to expiration of any options. However, the Fund does not intend to write “naked” call options on individual stocks (i.e., selling a call option on an individual security not owned by the Fund) other than in connection with implementing the options strategies with respect to the NASDAQ 100. The put and call options purchased, sold or written by the Fund may be exchange-listed or over-the-counter.

The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements. A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. With exchange-traded purchased options, there is minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded option contracts with respect to any collateral that is held in a broker’s customer accounts. While brokers are required to segregate customer collateral from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of collateral held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers, potentially resulting in losses to the Fund.

16	Annual Report 2016

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange for exchange traded options. Brokers can ask for margin in excess of the minimum in certain circumstances. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Investments in derivative instruments may expose the Fund to certain additional risks, including those detailed below.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund’s exposure to equity market risk and to increase return on investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Annual Report 2016	17

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Contracts and premiums associated with options contracts written for the year ended December 31, 2016 are as follows:

	Calls
	Contracts	Premiums ($)
Balance at December 31, 2015	(270)	(569,854)
Opened	(2,958)	(5,790,008)
Closed	1,617	3,340,432
Expired	1,036	1,525,700
Exercised	575	1,493,730
Balance at December 31, 2016	—	—

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Options Contracts Written ($)
Equity risk	(1,141,448)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Options Contracts Written ($)
Equity risk	(348,454)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31 , 2016:

Derivative Instrument	Average Market value ($)*
Options contracts — Written	(515,874)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2016.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Dividends to Stockholders

In November 2010, the Fund paid its first dividend under the Fund’s new, managed distribution policy adopted by

18	Annual Report 2016

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

the Fund’s Board of Directors. Prior to the managed distribution policy, the Fund paid distributions pursuant to a level rate distribution policy. Under its former distribution policy and consistent with the 1940 Act, as amended, the Fund could not distribute long-term capital gains, as defined in the Internal Revenue Code of 1986, more often than once in any one taxable year. In October 2010, the Fund received exemptive relief from the Securities and Exchange Commission that permits the Fund to distribute long-term capital gains more often than once in any one taxable year. After consideration by the Fund’s Board of Directors, the Fund adopted the current managed distribution policy which allows the Fund to make periodic distributions of long-term capital gains. Under its managed distribution policy, the Fund intends to make quarterly distributions to Common Stockholders at a rate that reflects the past and projected performance of the Fund. The Fund expects to receive all or some of its current income and gains from the following sources: (i) dividends received by the Fund that are paid on the equity and equity-related securities in its portfolio; and (ii) capital gains (short-term and long-term) from option premiums and the sale of portfolio securities. It is possible that the Fund’s distributions will at times exceed the earnings and profits of the Fund and therefore all or a portion of such distributions may constitute a return of capital as described below. A return of capital is a return of a portion of an investor’s original investment. A return of capital is not taxable, but it reduces a Stockholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Stockholder of his or her shares. Distributions may vary, and the Fund’s distribution rate will depend on a number of factors, including the net earnings on the Fund’s portfolio investments and the rate at which such net earnings change as a result of changes in the timing of, and rates at which, the Fund receives income from the sources described above. The net investment income of the Fund consists of all income (other than net short-term and long-term capital gains) less all expenses of the Fund.

The Board of Directors may change the Fund’s distribution policy and the amount or timing of the distributions, based on a number of factors, including, but not limited to, as the Fund’s portfolio and market conditions change, the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains. Over time, the Fund will distribute all of its net investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain.

Dividends and other distributions to Stockholders are recorded on ex-dividend dates.

Guarantees and Indemnifications

Under the Fund’s organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Effective May 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (The Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 1.06% of the Fund’s average daily Managed Assets. “Managed

Annual Report 2016	19

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Assets” means the net asset value of the Fund’s outstanding Common Stock plus the liquidation preference of any issued and outstanding Preferred Stock of the Fund and the principal amount of any borrowings used for leverage.

Prior to May 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Manager Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from January 1, 2016 through April 30, 2016, the investment advisory services fee paid to the Investment Manager was $818,449, and the administrative services fee paid to the Investment Manager was $49,106.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Directors, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board of Directors. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2016, other expenses paid by the Fund to this company were $393.

Compensation of Board Members

Board of Director members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board of Director members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board of Directors has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Fund.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2016, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, Directors’ deferred compensation and net operating loss reclassification. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$832,860
Accumulated net realized gain	(832,860)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2016	2015
Ordinary income	$2,765,173	$3,630,678
Long-term capital gains	25,651,981	24,759,777
Total	$28,417,154	$28,390,455

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$5,066,195
Undistributed long-term capital gains	11,371,886
Net unrealized appreciation	49,309,527

At December 31, 2016, the cost of investments for federal income tax purposes was $225,350,036 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$54,252,023
Unrealized depreciation	(4,942,496)
Net unrealized appreciation	$49,309,527

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that

20	Annual Report 2016

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $154,873,569 and $186,503,122, respectively, for the year ended December 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Dividend Investment Plan and Stock Repurchase Program

The Fund, in connection with its Dividend Investment Plan (the Plan), issues shares of its own Common Stock, as needed, to satisfy Plan requirements. A total of 13,505 shares were issued to Plan participants during the year ended December 31, 2016 for proceeds of $216,446, a weighted average premium of 0.68% from the net asset value of those shares.

Pursuant to the Plan, unless a Common Stockholder elects otherwise, all cash dividends, capital gains distributions, and other distributions are automatically reinvested in additional Common Stock. If you hold your shares in street name or other nominee (i.e., through a broker), you should contact them to determine their policy, as the broker firm’s policy with respect to Fund distributions may be to default to a cash payment. Common Stockholders who elect not to participate in the Plan (including those whose intermediaries do not permit participation in the Plan by their customers) will receive all dividends and distributions payable in cash directly to the Common Stockholder of record (or, if the shares of Common Stock are held in street or other nominee name, then to such nominee). Common Stockholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains or other distributions in cash by sending written instructions to American Stock Transfer & Trust Company, LLC (AST), 59 Maiden Lane Plaza Level, New York, New York 10038. Participation in the Plan may be terminated or resumed at any time without penalty by written notice if received by AST, prior to the record date for the next distribution.

Otherwise, such termination or resumption will be effective with respect to any subsequently declared distribution.

Under the Plan, Common Stockholders receive shares of Common Stock in lieu of cash distributions unless they have elected otherwise as described above. Common Stock will be issued in lieu of cash by the Fund from previously authorized but unissued Common Stock. If the market price of a share on the ex-dividend date of such a distribution is at or above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each Common Stockholder receiving shares in lieu of cash distributions will be determined by dividing the amount of the cash distribution to which such Common Stockholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such an ex-dividend date is below the net asset value per share, the number of shares to be issued to such Common Stockholders will be determined by dividing such amount by the per share market price. The issuance of Common Stock at less than net asset value per share will dilute the net asset value of all Common Stock outstanding at that time. Market price on any day means the closing price for the Common Stock at the close of regular trading on the New York Stock Exchange on such day or, if such day is not a day on which the Common Stock trades, the closing price for the Common Stock at the close of regular trading on the immediately preceding day on which trading occurs.

The Fund, under its stock repurchase program, currently intends to make open market purchases of its Common Stock from time to time when the Fund’s Common Stock is trading at a discount to its net asset value, in an amount approximately sufficient to offset the growth in the number of shares of Common Stock issued as a result of the reinvestment of the portion of its distributions to Common Stockholders that are attributable to distributions received by the Fund from its underlying portfolio investments less fund expenses. No shares were purchased in the open market during the year ended December 31, 2016.

The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such distribution. There are no service or brokerage charges to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Fund by the participants. The Fund

Annual Report 2016	21

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

reserves the right to amend the Plan to provide for payment of brokerage fees by Plan participants in the event the Plan is changed to provide for open market purchases of Common Stock on behalf of Plan participants. All correspondence concerning the Plan should be directed to AST.

Note 7. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Directors of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 8. Significant Risks

Active Management Risk

Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives.

Foreign Securities Risk

The Fund may invest up to 25% of its Managed Assets in securities of companies organized outside the United States. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Securities markets in certain foreign countries are not as developed, efficient or liquid as securities markets in the United States. Therefore, the prices of foreign securities are often volatile and trading costs are higher. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payments of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Generally, there is less publicly available information about foreign companies due to less rigorous disclosure or accounting standards and regulatory practices. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Fund to lose money on its investments in foreign securities.

The Fund may invest in securities of issuers located or doing substantial business in “emerging markets” (lesser developed countries). Because of the less developed markets and economics and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging markets. These risks include a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

Issuer Risk

An issuer in which the Fund invests may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Large-Capitalization Risk

Stocks of large-capitalization companies have at times experienced periods of volatility and negative performance. During such periods, the value of the stocks may decline and the Fund’s performance may be negatively affected.

Market Risk

Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

22	Annual Report 2016

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Options Risk

The Fund engages in transactions in options on securities, indices, exchange traded funds and market baskets of securities on exchanges and in the OTC markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk.

In addition to writing call options as described above, the Fund may purchase put options. By buying a put option, the Fund will pay a premium to acquire a right to sell the securities or instruments underlying the put at the exercise price of the option. The Fund will lose money if the securities or instruments underlying the option do not decline in value below the exercise price of the option by an amount sufficient to offset the premium paid to acquire the option. To the extent the Fund purchases put options in the OTC market, the Fund will be subject to the credit risk of the seller of the option. The Fund also may write put options on the types of securities or instruments that may be held by the Fund, provided that such put options are secured by segregated, liquid instruments. The Fund will receive a premium for writing a put option, which increases the Fund’s return. In exchange for the premium received, the Fund has the obligation to buy the securities or instruments underlying the option at an agreed-upon exercise price if the securities or instruments decrease below the exercise price of the option.

The Fund will lose money if the securities or instruments decrease in value so that the amount the Fund is obligated to pay the counterparty to the option to purchase the securities underlying the option upon exercise of the option exceeds the value of those securities by an amount that is greater than the premium received by the Fund for writing the option.

The Fund may purchase call options on any of the types of securities or instruments in which it may invest. In exchange for paying the option premium, a purchased call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security or instrument at the exercise price. The Fund will lose money if the securities or instruments underlying the option do not appreciate in value in an amount sufficient to offset the premium paid by the Fund to acquire the option.

Small and Mid-Cap Companies Risk

The Fund may invest all or a substantial portion of its Managed Assets in companies whose market capitalization is considered small- or mid-cap. These companies often are newer or less established companies than larger companies. Investments in these companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of small-cap and mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, small-cap and mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of these companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like. Smaller-company stocks, as a whole, may experience larger price fluctuations than large-company stocks or other types of investments. During periods of investor uncertainty, investor sentiment may favor large, well-known companies over small, lesser-known companies. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks.

Technology and Technology-Related Investment Risk

The Fund invests a substantial portion of its assets in technology and technology-related companies. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology and technology-related companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, those technology or technology-related

Annual Report 2016	23

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the Fund. Finally, the Fund may be susceptible to factors affecting the technology and technology-related industries, and the Fund’s net asset value may fluctuate more than a fund that invests in a wider range of industries. Technology and technology-related companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets.

Writing Call Options Risk

A principal aspect of the Fund’s investment strategy involves writing call options on the NASDAQ 100. This part of the Fund’s strategy subjects the Fund to certain additional risks. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying index or security in relation to the exercise price of the option, the actual or perceived volatility of the underlying index or security and the time remaining until the expiration date.

The Fund intends to write call options on the NASDAQ 100; however, it does not intend to have a portfolio of securities that mirrors the securities in the NASDAQ 100. As a result, during a period when the Fund has outstanding call options written on the NASDAQ 100, the NASDAQ 100 may appreciate to a greater extent than the securities in the Fund’s portfolio. If the call options are exercised in these circumstances, the Fund’s loss on the options will be greater because it will be paying the option holder not only an amount effectively representing appreciation on securities in its own portfolio but also an amount representing the greater appreciation experienced by the securities in the NASDAQ 100 that the Fund does not own. If, at a time these call options may be exercised, the securities underlying these options have market values above the exercise price, then these call options will be exercised and the Fund will be obligated to deliver to the option holder either the securities underlying these options or to deliver the cash value of those securities, in exchange for which the option holder will pay the Fund the exercise price. In either case, the Fund will incur losses to the extent the market value of the underlying securities exceed the sum of the premium the Fund received from writing the call options and the exercise price of the call options, which loss may be very substantial.

To the extent all or part of the Fund’s call options are covered, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the option premium received and the exercise price of the call, but has retained the risk of loss should the price of the underlying security decline below the exercise price minus the option premium received. The writer of an exchange-listed option on a security has no control over when during the exercise period of the option (which may be a single day or multiple days) it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it would be obligated to deliver the underlying security at the exercise price. Thus, the writing of call options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values and will limit the amount of appreciation the Fund can realize above the exercise price of an option.

The Fund may be required to sell investments from its portfolio to effect cash settlement (or transfer ownership of a stock or other instrument to physically settle) on any written call options that are exercised. Such sales (or transfers) may occur at inopportune times, and the Fund may incur transaction costs that increase the costs borne by Common Stockholders. The Fund may sell written call options over an exchange or in the OTC market. The options in the OTC markets may not be as liquid as exchange-listed options. The Fund may be limited in the number of counterparties willing to take positions opposite the Fund or may find the terms of such counterparties to be less favorable than the terms available for listed options. The Fund cannot guarantee that its options strategies will be effective. Moreover, OTC options may provide less favorable tax treatment than listed options.

The value of options may be adversely affected if the market for such options becomes less liquid or smaller. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, in the case of a call option written, by buying the option back. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series

24	Annual Report 2016

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (OCC) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled to discontinue the trading of options (or a particular class or series of options) at some future date. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund’s ability to terminate OTC options will be more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that would not be reflected concurrently in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, changes in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration.

Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Manager. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and may impose certain other sanctions.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016	25

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Columbia Seligman Premium Technology Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Seligman Premium Technology Growth Fund (the “Fund”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, MN

February 21, 2017

26	Annual Report 2016

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2016.

Tax Designations

Qualified Dividend Income	28.20%
Dividends Received Deduction	27.39%
Capital Gain Dividend	$29,973,209

Qualified Dividend Income. For taxable, non-corporate stockholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2016	27

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND

DIRECTORS AND OFFICERS

Stockholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Directors, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Directors may serve a term of three years, whereupon they may be re-elected to serve another term (the Fund’s Board has three classes, with one class expiring each year at the Fund’s regular stockholder’s meeting), or, for Directors not affiliated with the Investment Manager, generally through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Directors
Name, Address, Year of Birth	Position Held With the Fund and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Director During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Director since November 2008	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee to other Columbia Funds since 2006; Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Director since November 2008	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee to other Columbia Funds since 2007; Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

28	Annual Report 2016

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND

DIRECTORS AND OFFICERS (continued)

Independent Directors (continued)
Name, Address, Year of Birth	Position Held With the Fund and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Director During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Director since January 2014	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Trustee to other Columbia Funds since 2003; Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Director since November 2008	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee to other Columbia Funds since 2004; Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since November 2015; Director since March 2015	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Trustee to other Columbia Funds since 2005; former Trustee, BofA Funds Series Trust (11 funds) 2005-2015

Annual Report 2016	29

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND

DIRECTORS AND OFFICERS (continued)

Independent Directors (continued)
Name, Address, Year of Birth	Position Held With the Fund and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Director During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Director since November 2008	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126	Trustee to other Columbia Funds since 2004; Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Director since April 2016	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126	Trustee to other Columbia Funds since 2003; Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Director since November 2008	President, Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010; CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	126	Trustee to other Columbia Funds since 2002; Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011;Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016

30	Annual Report 2016

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND

DIRECTORS AND OFFICERS (continued)

Interested Director Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Fund and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Director During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Director and Senior Vice President since November 2008	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	185	Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

Annual Report 2016	31

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND

DIRECTORS AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-January 2017, respectively, and Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

32	Annual Report 2016

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The Fund mails one stockholder report to each stockholder address. If you would like more than one report, please call shareholder services at 800.937.5449 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures that can be found by visiting investor.columbiathreadneedleus.com. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting investor.columbiathreadneedleus.com; or searching the website of the SEC at sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.937.5449.

Annual Report 2016	33

Columbia Seligman Premium Technology Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. You can obtain the Fund’s most recent periodic reports and other regulatory filings by contacting your financial advisor or American Stock Transfer & Trust Company at 866.666.1532. These reports and other filings can also be found on the Securities and Exchange Commission’s EDGAR Database. You should read these reports and other filings carefully before investing.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2017 Columbia Management Investment Advisers, LLC.

investor.columbiathreadneedleus.com

ANN221_12_G01_(02/17)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Pamela G. Carlton, William A. Hawkins and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Ms. Carlton, Mr. Hawkins and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose report to stockholders is included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2016 and December 31, 2015 are approximately as follows:

2016	2015
$27,900	$25,800

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2016 and December 31, 2015 are approximately as follows:

2016	2015
$400	$400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2016 and 2015, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended December 31, 2016 and December 31, 2015, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2016 and December 31, 2015 are approximately as follows:

2016	2015
$4,500	$3,700

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2016 and December 31, 2015, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2016 and December 31, 2015 are approximately as follows:

2016	2015
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2016 and December 31, 2015 are approximately as follows:

2016	2015
$110,000	$110,000

In both fiscal years 2016 and 2015, All Other Fees primarily consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2016 and 2015 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended December 31, 2016 and December 31, 2015 are approximately as follows:

2016	2015
$114,900	$114,100

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A). Pamela G. Carlton, William A. Hawkins, Alison Taunton-Rigby and Patricia M. Flynn are each independent trustees and collectively constitute the entire Audit Committee.

(b)	Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting Policies and Procedures

General. The Funds have delegated to the Investment Manager the responsibility to vote proxies relating to portfolio securities held by the Funds, including Funds managed by subadvisers.

The Investment Manager votes proxies relating to portfolio securities in accordance with a proxy voting policy and pre-determined proxy voting guidelines adopted by the Board. The Funds endeavor to vote all proxies of which they become aware prior to the vote deadline; provided, however, that in certain circumstances the Funds may refrain from voting securities. For instance, the Funds may refrain from voting foreign securities if the costs of voting outweigh the expected benefits of voting and typically will not vote securities if voting would impose trading restrictions.

Board Oversight and Retention of Proxy Voting Authority. The Board may, in its discretion, vote proxies for the Funds. For instance, the Board may determine to vote on matters that may present a material conflict of interest to the Investment Manager.

The Board reviews on an annual basis, or more frequently as determined appropriate, the Investment Manager’s administration of the proxy voting process and its adherence to the approved guidelines.

Voting Guidelines. The Investment Manager and Board will generally vote in accordance with pre-determined voting guidelines adopted by the Board. The voting guidelines indicate whether to vote for, against or abstain from particular proposals, or whether the matter should be considered on a case-by-case basis. A committee within the Investment Manager (the Proxy Voting Committee), which is composed of representatives of the Investment Manager’s equity investments, equity research, compliance, legal and operations functions, may determine to vote differently from the guidelines on particular proposals in the event it determines that doing so is in the clients’ best economic interests. The Board may also determine to vote differently from the guidelines on particular proposals in the event it determines that doing so is appropriate and in the Funds’ interests. The Investment Manager and the Board may also consider the voting recommendations of analysts, portfolio managers, subadvisers and information obtained from outside resources, including one or more third party research providers. When proposals are not covered by the voting guidelines or a voting determination must be made on a case-by-case basis, a portfolio manager, subadviser or analyst will make the voting determination based on his or her determination of the clients’ best economic interests. In addition, the Proxy Voting Committee or Board may determine proxy votes when proposals require special consideration.

On an annual basis, or more frequently as determined necessary, the Board reviews recommendations to revise the existing guidelines or add new guidelines. Recommendations are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

Addressing Conflicts of Interest. If the Investment Manager is subject to a potential material conflict of interest with respect to a proxy vote, the Board will vote the proxy by administering the guidelines or determining the vote on a case-by-case basis. If the Board determines that its members may be subject to a potential material conflict of interest with respect to a proxy vote, the member is asked to recuse himself or herself from the determination.

Voting Proxies of Affiliated Underlying Funds. Certain Funds may invest in shares of other Columbia Funds (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. If such Funds are in a master-feeder structure, the feeder fund will either seek instructions from its shareholders with regard to the voting of proxies with respect to the master fund’s shares and vote such proxies in accordance with such instructions or vote the shares held by it in the same proportion as the vote of all other master fund shareholders. With respect to Funds that hold shares of underlying funds other than in a master-feeder structure, the proxy policy of the Funds is, in general, to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, the policy of the Funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders; provided, however, that if there are no direct public shareholders of an underlying fund or if direct public shareholders represent only a minority interest in an underlying fund, the Fund may cast votes in accordance with instructions from the independent members of the Board.

Proxy Voting Agents. The Investment Manager has retained Institutional Shareholder Services Inc., a third party vendor, as its proxy voting administrator to implement the Funds’ proxy voting process and to provide recordkeeping and vote disclosure services. The Investment Manager has retained both Institutional Shareholder Services Inc. and Glass-Lewis & Co. to provide proxy research services.

Additional Information. Information regarding how the Columbia Funds (except certain Columbia Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be available by August 31 of this year free of charge: (i) through the Columbia Funds’ website at www.columbiathreadneedle.com/us and/or (ii) on the SEC’s website at www.sec.gov. For a copy of the voting guidelines in effect on the date of this SAI, see Appendix B to this SAI.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Managers

Portfolio Manager	Title	Role with the Corporation	Managed the Corporation Since
Paul Wick	Portfolio Manager	Lead Portfolio Manager	2009
Braj Agrawal	Portfolio Manager	Co-Portfolio Manager	2010
Jeetil Patel	Portfolio Manager	Technology Team Member	2015
Christopher Boova	Portfolio Manager	Co-Portfolio Manager	2016

Mr. Wick joined one of the Columbia Management legacy firms or acquired business lines in 1987. Mr. Wick is Team Leader and Portfolio Manager for Technology. Mr. Wick began his investment career in 1987 and earned a B.A. from Duke and an M.B.A. from Duke/Fuqua.

Mr. Agrawal joined the Investment Manager in 2010 as a Managing Trader responsible for derivatives. Mr. Agrawal has been a member of the investment community since 2001, and earned a B.A. in Economics from the University of Illinois at Urbana-Champaign and an M.B.A. from University of Minnesota’s Carlson School.

Mr. Patel joined the Investment Manager in 2012. Prior to joining the Investment Manager as a Portfolio Analyst, Mr. Patel was a managing director and senior internet analyst for Deutsche Bank Securities. Mr. Patel began his investment career in 1998 and earned a B.A. from University of California, Los Angeles.

Mr. Boova joined one of the Columbia Management legacy firms or acquired business lines in 2000. Mr. Boova began his investment career in 1995 and earned two B.S. degrees from Worcester Polytechnic Institute, an M.A. from Georgetown University and an M.B.A. from the Wharton School at the University of Pennsylvania.

Other Accounts Managed by the Portfolio Managers:

Fund	Portfolio Manager	Other Accounts Managed		Performance Based Accounts	Ownership of Fund Shares
		Number and type of account	Approximate Total Net Assets (excluding the fund)
For fiscal period ending December 31, 2016, unless otherwise noted
Columbia Seligman Premium Technology Growth	Paul Wick	4 RICs 2 PIVs 4 Other accounts	$5.17 billion $672.14 million $19.16 million	1 PIV ($603.15 M)	None
	Braj Agrawal	13 Other accounts	$0.52 million	None	None
	Jeetil Patel	4 RICs 6 Other accounts	$5.17 billion $3.30 million	None	None
	Christopher Boova	4 RICs 8 Other accounts	$5.17 billion $5.23 million	None	None

Potential Conflicts of Interest:

Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Investment Manager and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Investment Manager’s Code of Ethics and certain limited exceptions, the Investment Manager’s investment professionals do not have the opportunity to invest in client accounts, other than the funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those Funds and/or accounts. The effects of this potential conflict may be more pronounced where Funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Investment Manager’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold. The Investment Manager and its Participating Affiliates (including Threadneedle) may coordinate their trading operations for certain types of securities and transactions pursuant to personnel-sharing agreements or similar intercompany arrangements. However, typically the Investment Manager does not coordinate trading activities with a Participating Affiliate with respect to accounts of that Participating Affiliate unless such Participating Affiliate is also providing trading services for accounts managed by the Investment Manager. Similarly, a Participating Affiliate typically does not coordinate trading activities with the Investment Manager with respect to accounts of the Investment Manager unless the Investment Manager is also providing trading services for accounts managed by such Participating Affiliate. As a result, it is possible that the Investment Manager and its Participating Affiliates may trade in the same instruments at the same time, in the same or opposite direction or in different sequence, which could negatively impact the prices paid by the Fund on such instruments. Additionally, in circumstances where trading services are being provided on a coordinated basis for the Investment Manager’s accounts (including the Funds) and the accounts of one or more Participating Affiliates in accordance with applicable law, it is possible that the allocation opportunities available to the Funds may be decreased, especially for less actively traded securities, or orders may take longer to execute, which may negatively impact Fund performance.

“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Investment Manager and the Funds have adopted compliance procedures that provide that any transactions between a Fund and another account managed by the Investment Manager are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

To the extent a Fund invests in underlying funds, a portfolio manager will be subject to additional potential conflicts of interest. Because of the structure of funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other Funds. The Investment Manager and its affiliates may receive higher compensation as a result of allocations to underlying funds with higher fees.

A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the Fund and other accounts. Many of the potential conflicts of interest to which the Investment Manager’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the Investment Manager and its affiliates.

Structure of Compensation:

Portfolio manager compensation is typically comprised of (i) a base salary and (ii) an annual cash bonus. The annual cash bonus, and in some instances the base salary, are paid from a team bonus pool that is based on fees and performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds.

The percentage of management fees on mutual funds and long-only institutional portfolios that fund the bonus pool is based on the short term (typically one-year) and long-term (typically three-year and five-year) performance of those accounts in relation to the relevant peer group universe.

A fixed percentage of management fees on hedge funds and separately managed accounts that follow a hedge fund mandate fund the bonus pool.

The percentage of performance fees on hedge funds and separately managed accounts that follow a hedge fund mandate that fund the bonus pool is based on the absolute level of each hedge fund’s current year investment return.

For all employees the benefit programs generally are the same, and are competitive within the financial services industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

The Fund has a share repurchase plan approved by the Fund’s Board of Directors, which authorizes repurchases of the Fund’s common stock in the open market at times when shares are trading at a discount from NAV and in an amount approximately sufficient to offset the growth in the number of common shares attributable to the reinvestment of the portion of its distributions to common stockholders attributable to distributions received from portfolio investments less Fund expenses. The Fund has not repurchased shares during the period.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) None.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Seligman Premium Technology Growth Fund, Inc.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	February 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	February 21, 2017

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	February 21, 2017